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                                                                    EXHIBIT 99.1
                              Level 8 Systems Inc
                              Unaudited Pro Forma
                       Consolidated Financial Information


The following unaudited pro forma consolidated balance sheet as of June 30, 2001, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001 effect to the disposition of the Company's Geneva AppBuilder software and related assets ("GAB").

The unaudited pro forma consolidated financial statements are intended for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the existing company, or of the financial position or the results of operations of the existing company that would have actually occurred had the disposition been in effect as of the date or for the periods presented.

These unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the historical consolidated financial statements and the related notes thereto of registrant contained in its 2000 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.
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
Level 8 Systems, Inc
Pro Forma Balance Sheet as of June 30, 2001

                                                         As Reported              Pro Forma
                                                         (Unaudited)              Adjustment                  Adjusted
ASSETS
Cash and cash equivalents                                    11,445                  19,000   (b)                8,445
                                                                                    (22,000)  (c)

Available-for-Sale Securities                                   235                                                235
Trade accounts receivable, net                                4,310                                              4,310
Other Receivables                                               279                                                279
Notes Receivable                                              1,636                                              1,636
Rltd Party Notes Receivable                                     199                                                199
Assets held for resale                                       17,840                 (17,840)  (a)                    -
Other current assets                                          3,072                                              3,072
                                                  -----------------       -----------------         ------------------
Total current assets                                         39,015                 (20,840)                    18,175

Property and equipment, net                                   1,281                                              1,281
Goodwill and intangible assets                               24,300                                             24,300
Capitalized software cost, net                               34,603                                             34,603
Notes Receivable                                                500                   1,000   (b)                1,500
Rltd Party Notes Receivable                                     396                                                396
Investment in Access International                                -                                                  -
Other assets                                                    674                                                674
                                                  -----------------       -----------------         ------------------
Total non-current assets                                     61,754                   1,000                     62,754
                                                  -----------------       -----------------         ------------------
Total assets                                                100,769                 (19,840)                    80,929
                                                  =================       =================         ==================

LIABILITIES AND EQUITY/(DEFIC)
Current maturity-LT debt                                     15,000                 (15,000)  (c)                    -
Accounts payable                                              3,594                                              3,594
Accounts payable, Liraz                                          99                                                 99
Accrued expenses:                                                                                                    -
Wages, Salaries and Related                                   1,212                                              1,212
Restructuring                                                 3,093                                              3,093
Merger Related                                                  110                                                110
Other                                                         6,793                                              6,793
Deferred revenue                                              4,809                                              4,809
                                                  -----------------       -----------------         ------------------
Total current liabilities                                    34,711                 (15,000)                    19,711

Long-term debt-net current mat                               10,000                  (7,000)  (c)                3,000

Stockholders' Equity/(Defic.)
Common stock                                                     16                                                 16
Preferred Stock                                                   0                                                  0
Additonal paid-in-capital                                   197,993                                            197,993
Accum. Other Comp. Loss                                      (4,543)                                            (4,543)
Accumulated deficit                                        (137,407)                  2,160   (d)             (135,247)
                                                  -----------------       -----------------
Total stockholders'equity                                    56,058                   2,160                     58,218
                                                  -----------------       -----------------         ------------------
Total liab. and equity                                      100,769                 (19,840)                    80,929
                                                  =================       =================         ==================

All adjustments are related to the sale of the GAB business unit assuming it occurred June 30, 2001.

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            Notes to Unaudited Pro Forma Consolidated Balance Sheet
                     For the Six Months Ended June 30, 2001

(a) To remove assets and liabilities of the Company's Geneva AppBuilder ("GAB") business unit as if the sale occurred June 30, 2001.
(b) To reflect the total proceeds from the sale of GAB, comprised of $19 million of cash and $1 million in a note receivable.
(c) To reflect the use of $12 million of the cash proceeds to pay down the Bank Hapoalim debt. In addition, the Company paid an additional $10 million of Bank Hapoalim debt with the proceeds from the certificate of deposit securing the debt, leaving a $3 million debt facility, which was converted to long term debt.
(d) To adjust retained earnings to reflect the gain on the sale of the Company's Geneva AppBuilder software and related assets.
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
Level 8 Systems
Pro Forma Statement of Operations for the Six months ended June 30,2001 and the Year Ended December 31, 2000

                                           Six-Months Ended June 30, 2001              Twelve-Months Ended December 31, 2000

                                        Historical      Less                           Historical        Less
                                          Level 8     GAB (a)        Pro Forma          Level 8         GAB (a)       Pro Forma
Revenue
Software                                $   1,464     $   151         $  1,313            $ 45,998      $13,307         $ 32,691
Maintenance                                 7,758       5,321            2,437              15,967       11,484            4,483
Services                                    5,888       3,843            2,045              20,626        9,089           11,537
                                        ---------     -------         --------            --------      -------         --------
  Total Revenue                            15,110       9,315            5,795              82,591       33,880           48,711
Cost of Revenue
Software                                    7,295       1,183            6,112               9,844        2,855   (g)      6,989
Maintenance                                 2,444       1,661              783               5,716        4,568            1,149
Services                                    4,686       3,074            1,612              18,619        8,192   (h)     10,427
                                        ---------     -------         --------            --------      -------         --------
   Total Cost of Revenue                   14,425       5,918            8,507              34,179       15,615           18,564
                                        ---------     -------         --------            --------      -------         --------

Gross Profit                                  685       3,397           (2,712)             48,412       18,265           30,147

Operating Expenses:
  Sales and Marketing                       9,781         365            9,416              35,177       10,201   (i)     24,976
  Research and Development                  4,611       1,411            3,200               8,861        3,143            5,718
  General and Administrative                8,783       2,000   (b)      7,766              12,682        2,335   (j)     10,692
  In-process Research and Development                                                        1,800            -            1,800
  Amortization of Intangible Assets         6,727       2,858            3,869              14,191        5,715            8,476
  Restructuring                             8,650       3,460            5,190                   -                             -
  (Gain) Loss on Disposal of Assets          (160)                        (160)                379                           379
  Impairment of Intangible Assets          21,824           -           21,824                   -            -                -
                                        ---------     -------         --------            --------      -------         --------
   Total Operating expenses                60,216      10,094           51,105              73,090       21,394           52,041
                                        ---------     -------         --------            --------      -------         --------

  Loss from Operations                    (59,531)     (6,698)         (53,817)            (24,678)      (3,129)         (21,894)

Other Income (Expense)
Interest Income                               561         341   (c)        220                 976          658   (k)        318
Other Income                                  870                          870                   -                             -
Interest Expense                           (2,885)     (2,539)  (d)       (346)             (3,337)        (895)  (l)     (2,442)
Foreign Currency Losses                      (158)       (103)  (e)        (55)               (265)        (172)  (m)        (93)
                                        ---------     -------         --------            --------      -------         --------

Loss Before Provision for Income Taxes    (61,143)     (8,999)         (52,144)            (27,304)      (3,539)         (24,111)

Income Tax Provision                          275         124   (f)        151               1,063          478   (n)        585
                                        ---------     -------         --------            --------      -------         --------

Net Loss                                  (61,418)     (9,122)         (52,296)            (28,367)      (4,017)         (24,695)
                                        =========     =======         ========            ========      =======         ========
Net loss from continuing operations -
 basic and diluted                         ($3.93)                      ($3.41)             ($2.10)                       ($1.83)

Weighted common shares outstanding -       15,845                       15,845              14,019                        14,019
 basic and diluted

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              Notes to Unaudited Pro Forma Statement of Operations
                     For the Six Months Ended June 30, 2001


(a) The operating results of the GAB business unit have been eliminated as if the sale was consummated on June 30, 2001. During the six months ended June 30, 2001 the Company recorded the transactions of the GAB business unit as a separate business unit.
(b) General and administrative expenses were calculated by excluding executive and all general and administrative costs, i.e. finance, legal, HR and IT support costs and then pro rating 28% of the remaining costs which include telecommunications, facilities, leases and contract review costs.
(c) To eliminate the interest income earned on the $10 million certificate of deposit securing the Bank of Hapoalim debt.
(d) To reflect a reduction in interest expense as a result of part of the cash proceeds received from the transaction used to pay Bank Hapoalim debt. The adjustment was calculated based on the ratio of Bank Hapoalim debt paid off to total debt outstanding (i.e. approximately 88% of the Bank Hapoalim debt was paid off as result of this transaction).
(d) Foreign currency losses allocation was based on foreign operations revenue for the GAB business unit to total company foreign operations revenue.
(f) Level 8 Systems operating results reflect a provision for income taxes as if the GAB business unit was a separate taxpayer. For pro forma purposes, tax expense was calculated per country using a percentage of personnel associated with the GAB business unit.


              Notes to Unaudited Pro Forma Statement of Operations
                      For the Year Ended December 31, 2000


(a) The operating results of the GAB business unit have been eliminated as if the sale was consummated on January 1,2000. The GAB business unit's transactions, except for revenue, intangible assets, research and development, and maintenance costs were not recorded separately during the twelve months ended December 31, 2000. As described below allocations were made for certain costs.
(g) GAB cost of software is calculated using the percentage of GAB generated software revenue to the total software revenue for the company.
(h) GAB cost of services is calculated using the percentage of GAB generated service revenue to the total service revenue for the company.
(i) GAB sales and marketing expense is calculated using the percentage of GAB generated software revenue to the total software revenue for the company.
(j) General and Administrative expenses were calculated by deducting all general and administrative personnel costs and allocating the remaining expense by 28% which is based on the weighted average of total operating expenses.
(k) GAB general and administrative expense is the total GAB business unit general and administration expenses captured within the foreign operations unit disposed of in the transaction.
(l) To eliminate the interest income earned on the $10 million certificate of deposit securing the Bank of Hapoalim debt.
(m) To reflect a reduction in interest expense as a result of part of the cash proceeds received from the transaction used to pay Bank Hapoalim debt. Pro forma interest expense reductions were calculated using an average interest rate of 7.46% on $12 million for one year.
(n) Foreign currency losses allocation was based on foreign operations revenue for the GAB business unit to total company foreign operations revenue.
(o) Level 8 Systems operating results reflect a provision for income taxes as if the GAB business unit was a separate taxpayer. For pro forma purposes, tax expense was calculated per country using a percentage of personnel associated with the GAB business unit.